UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 1, 2019

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 per share	BIO	New York Stock Exchange
Class B Common Stock, Par Value $0.0001 per share	BIOb	New York Stock Exchange

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (“Amendment”) is being filed to amend Items 2.02 and 9.01 of the Current Report on Form 8-K filed on August 1, 2019 announcing the Company’s financial results for the quarter ended June 30, 2019 solely for the purpose of correcting a $3.37 million error with respect to Legal Matters used in the non-GAAP financial presentation. This Amendment does not change the Company’s GAAP results and guidance provided on August 1, 2019.

ITEM 2.02	Results of Operations and Financial Condition

On August 27, 2019, Bio-Rad Laboratories, Inc. posted a corrected press release (“New Release”) on its website announcing the Company’s financial results for the quarter ended June 30, 2019. The New Release was issued solely to correct the non-GAAP results in the press release issued on August 1, 2019 (“Original Release”) which inadvertently stated that the Legal Matters related expense in the three and six months ended June 30, 2019 was $3.37 million higher than the correct amount. This error resulted in immaterial changes, in the Company’s view, for the three and the six months ended June 30, 2019 to the following non-GAAP results provided in the Original Release: Non-GAAP selling, general and administrative expense; Non-GAAP income from operations; Non-GAAP income before income taxes; Non-GAAP provision for income taxes; Non-GAAP net income; Non-GAAP diluted income per share; Non-GAAP operating Margin; and Non-GAAP effective tax rate. The Company has prepared and furnished, as Exhibit 99.1 to this Amendment, a corrected earnings release which includes the corrected information. The corrections to these non-GAAP results did not impact the Company’s GAAP results reported in the Original Release and did not change the Company’s guidance that it provided in the Original Release. A copy of the corrected earnings release is furnished as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Amendment, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Bio-Rad Laboratories, Inc. dated August 27, 2019

104.1	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	August 27, 2019	By:	/s/ Ilan Daskal
Ilan Daskal
Executive Vice President and Chief Financial Officer